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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 11, 1998



                                 NOVAVAX, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


           DELAWARE               0-26770            22-2816046
           --------               -------            ----------
   (State of incorporation)     (Commission        (I.R.S. Employer
                                File Number)      Identification No.)


                     8320 GUILFORD ROAD, COLUMBIA, MD 21046
                     --------------------------------------
                    (Address of principal executive offices)

                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


Item 5.     OTHER EVENTS

            On November 17, 1998, the Company announced the addition of Gary Evans, Michael McManus and Denis O'Donnell, M.D. to the Board of Directors and the addition of Ronald Kennedy, Ph.D. to the Scientific Advisory Board as more fully discussed in the Press Release dated November 17, 1998 which is filed as
Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.


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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a) NA
            (b) NA
            (c) Exhibits:  The following exhibit is filed with this report:

                    Exhibit No.       Description
                    -----------       -----------
                    99                Press Release dated November 17, 1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NOVAVAX, INC.


Date:   November 17, 1998                 By: /s/ Brenda L. Fugagli
                                          ------------------------------
                                          Brenda L. Fugagli
                                          Executive Vice President, Chief
                                          Operating Officer and Chief
                                          Financial Officer


EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99                      Press Release dated November 17, 1998